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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.  20549


                                       FORM 8-K
                                    CURRENT REPORT

       PURSUANT  TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                    JULY 23, 1998
                   Date of report (Date of earliest event reported)

                                    ANALOGY, INC.
                (Exact name of registrant as specified in its charter)







             OREGON                         0-27752              93-0892014
  (State or other jurisdiction     (Commission File Number)    (IRS Employer
 of incorporation or organization)                           Identification No.)




                                 9205 SW GEMINI DRIVE
                               BEAVERTON, OREGON  97008
                (Address of principal executive offices and zip code)

                                     503-626-9700
                 (Registrant's telephone number including area code)







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ITEM 5.   OTHER EVENTS

On July 23, 1998 Analogy, Inc. (the "Company") issued a press release containing information about the Company's financial results for the quarter ended June 30, 1998. The press release is included herein as Exhibit 99.1




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

                    99.1   Press Release






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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 27, 1998


                              ANALOGY, INC.


                              By: /s/ GARY P. ARNOLD
                                  ------------------
                               Gary P Arnold
                               Chairman of the Board, President
                               and Chief Executive Officer




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